COLUMBIA FUNDS SERIES TRUST I

Columbia Risk Allocation Fund

(the “Fund”)

Supplement dated February 21, 2013 to the Fund’s Prospectuses dated June 18, 2012, as supplemented

(replacing the Supplement dated February 11, 2013)

Effective immediately, the section of the Fund’s prospectuses entitled “Investment Manager and Portfolio Manager(s)” is deleted in its entirety and replaced with the following disclosure:

Investment Manager	Portfolio Managers

Columbia Management Investment Advisers, LLC	Todd White Lead manager. Service with the Fund since 2012.

Anwiti Bahuguna, PhD Co-manager. Service with the Fund since 2012.

Fred Copper, CFA Co-manager. Service with the Fund since 2012.

Jeffrey L. Knight, CFA Co-manager. Service with the Fund since February 2013.

Kent M. Peterson, PhD Co-manager. Service with the Fund since 2012.

Beth M. Vanney, CFA Co-manager. Service with the Fund since 2012.

Effective immediately, the section of the Fund’s prospectuses entitled “Management of the Fund – Primary Service Providers – Portfolio Managers” is deleted in its entirety and replaced with the following disclosure:

Todd White

Lead manager. Service with the Fund since 2012.

Managing Director, Head of Alternative and Absolute Return Investments; associated with the Investment Manager since 2008. Prior to joining the Investment Manager, Mr. White was Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business at HSBC. Mr. White began his investment career in 1986 and earned a B.S. in finance from Indiana University.

Anwiti Bahuguna, PhD

Co-manager. Service with the Fund since 2012.

Portfolio Manager of the Investment Manager. From 2002 until joining the Investment Manager in May 2010, Ms. Bahuguna was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Ms. Bahuguna began her investment career in 1998 and earned a B.S. from St. Stephen’s College, Delhi University and a Ph.D. in economics from Northeastern University.

Fred Copper, CFA

Co-manager. Service with the Fund since 2012.

Portfolio Manager of the Investment Manager. From 2005 until joining the Investment Manager in May 2010, Mr. Copper was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Copper began his investment career in 1990 and earned a B.S. from Boston College and an M.B.A. from the University of Chicago.

Jeffrey L. Knight, CFA

Co-manager. Service with the Fund since February 2013.

Head of Global Asset Allocation of the Investment Manager; associated with the Investment Manager as an investment professional since 2013. Prior to February 2013, Mr. Knight was employed at Putnam Investments. Mr. Knight began his investment career in 1987 and earned a B.A. from Colgate University and an MBA from the Tuck School of Business at Dartmouth College.

Kent M. Peterson, PhD

Co-manager. Service with the Fund since 2012.

Portfolio Manager of the Investment Manager. From January 2006 until joining the Investment Manager in May 2010, Mr. Peterson was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Mr. Peterson began his investment career in 1999 and earned a B.A. from Cornell University and a Ph.D. from Princeton University.

Beth M. Vanney, CFA

Co-manager. Service with the Fund since 2012.

Portfolio Manager of the Investment Manager. From 1999 until joining the Investment Manager in May 2010, Ms. Vanney was associated with the Fund’s previous investment adviser or its predecessors as an investment professional. Ms. Vanney began her investment career in 1990 and earned a B.S. from the University of Minnesota.

Shareholders should retain this Supplement for future reference.

C-1866-2 A (2/13)